UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2004

Date of Report (Date of earliest event reported)

HURON CONSULTING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2004, Huron Consulting Group Inc. held a webcast relating to its financial results for the quarter ended September 30, 2004. The full text of the transcript of the webcast is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 of this report is incorporated herein by reference.

The information set forth under “Item 2.02. Results of Operations and Financial Condition” and “Item 7.01. Regulation FD Disclosure” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: November 12, 2004	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of November 9, 2004 webcast of Huron Consulting Group Inc.